UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐          Preliminary Proxy Statement
☐          Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐          Definitive Proxy Statement
☐          Definitive Additional Materials
☒          Soliciting Material Pursuant to Sec.240.14a-12

Accolade, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒          No fee required.
☐          Fee paid previously with preliminary materials.
☐          Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rule 14a-6(i)(1) and 0-11.

This Schedule 14A filing consists of the following communications relating to the proposed acquisition of Accolade, Inc., a Delaware corporation (the “Company”) by Transcarent, Inc., a Delaware corporation (“Parent”), pursuant to the terms of an Agreement and Plan of Merger, dated January 8, 2025, by and among the Company, Parent and Acorn Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent. The communications below were first used or made available on January 8, 2025.

Letter to Employees

To all of my Accolade colleagues,

Today marks an incredibly exciting milestone in our company’s journey. I am thrilled to announce that Accolade has entered into a definitive agreement to merge with Transcarent, accelerating our mission to help every person live their healthiest life.

This combination brings together two organizations that share a deep commitment to transforming healthcare. Together with Transcarent, we will have an opportunity to expand our impact, combining our strengths in personalized advocacy and clinical expertise with Transcarent innovative AI-first approach and comprehensive care solutions. We’ve always talked about how changing healthcare is a team sport. Today, we have chosen a new and talented set of teammates.

I want to take a moment to express my deep gratitude to each of you. What we have built together at Accolade is truly remarkable. Your dedication to our members, your commitment to excellence, and your passion for improving healthcare have made us what we are today. It has also been one of the most rewarding journeys of my life. You have created a culture of caring and innovation that has delivered exceptional results and changed the conversation on healthcare across the country. Together, we have already changed the world in many ways.

As we look ahead, I am particularly excited about what this means for our team. Joining forces with Transcarent creates new opportunities for professional growth and development, enables us to make an even bigger impact in healthcare, and provides access to enhanced resources and capabilities that will help us serve our members even better.

I know you will have many questions about what this means for you and our future together. While there are still details to be worked out, I want to assure you that both organizations deeply value our talented team and are committed to ensuring a smooth transition. We will be hosting a Town Hall meeting today for Accolade employees (not including contractors) at 9am PT/12pm ET to discuss this exciting news in more detail. For our frontline care team who will be actively supporting our members and unable to attend the town hall, we will share the recording as soon as it becomes available. And, all employees can find additional information contained within the attached Employee FAQ document.

Until the transaction closes, subject to customary closing conditions, we will continue to operate as separate companies. It will be business as usual until closing which is expected in the second calendar quarter of 2025. It is essential that we maintain our focus on serving our members and customers with the same dedication and excellence they expect from us.

Thank you again for your incredible contributions to Accolade. When I started at Accolade on October 30, 2015 I walked into our Plymouth Meeting offices excited about what was to come. I imagined then that we could become a force for innovation and change in the industry. We achieved that and then some. I am deeply proud of what we have built together. I hope you are too. And I’m even more excited about what we will achieve as we enter this next chapter.

We have created an inbox at MoreInfo@accolade.com. Please send your thoughts and questions to that address and we will compile all questions into a follow-up FAQ.

Raj

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Accolade, Inc. (the “Company”) by Transcarent, Inc. (“Parent”) pursuant to the Agreement and Plan of Merger, dated as of January 8, 2025, by and among the Company, Parent and Acorn Merger Sub, Inc. The Company intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) with respect to a special meeting of stockholders to be held in connection with the proposed transaction. After filing the definitive proxy statement (the “Proxy Statement”) with the SEC, the Company will mail the Proxy Statement and a proxy card to each stockholder entitled to vote at the special meeting to consider the proposed transaction. The Proxy Statement will contain important information about the proposed transaction and related matters.  Before making any voting or investment decision, investors and security holders of the Company are urged to carefully read the entire Proxy Statement (including any amendments or supplements thereto) and any other documents relating the proposed transaction that the Company will file with the SEC or incorporated by reference when they become available because such documents will contain important information regarding the proposed transaction.

Investors and security holders of the Company may obtain a free copy of the preliminary and definitive versions of the proxy statement once filed, as well as other relevant filings containing information about the Company and the proposed transaction, including materials that are incorporated by reference into the Proxy Statement, without charge, at the SEC’s website (http://www.sec.gov) or from the Company by going to the Company’s Investor Relations page on its website (https://ir.accolade.com/) and clicking on the link titled “SEC Filings”.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the interests of the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the Company’s annual report on Form 10-K filed with the SEC on April 26, 2024, and the Company’s proxy statement on Schedule 14A filed with the SEC on June 21, 2024 (the “Annual Meeting Proxy Statement”).  Please refer to the sections captioned “Security Ownership of Certain Beneficial Owners and Management,” “Director Compensation,” and “Executive Compensation” in the Annual Meeting Proxy Statement. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the Annual Meeting Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the proposed transaction, by security holdings or otherwise, will be contained in the Proxy Statement.  Copies of these documents may be obtained, free of charge, from the SEC or the Company as described in the preceding paragraph.

Notice Regarding Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “may,” “will,” “intend,” “maintain,” “might,” “likely,” “potential,” “predict,” “target,” “should,” “would,” “could” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the benefits of and timeline for closing the proposed transaction with Parent. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Company management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction, result in the imposition of conditions that could reduce the anticipated benefits of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction; the possibility that the Company’s stockholders may not approve the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to the anticipated benefits of the proposed transaction or other commercial opportunities not being fully realized or taking longer to realize than expected; the competitive ability and position of the combined company; risks related to uncertainty surrounding the proposed transaction and disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of the Company; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; the risk that either business may be adversely affected by other economic, business and/or competitive factors; the risk that restrictions during the pendency of the proposed transaction may impact either company’s ability to pursue certain business opportunities or strategic transactions; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally; and risk related to general market, political, economic and business conditions.

Further information on factors that could cause actual results to differ materially from the results anticipated by the forward-looking statements is included in the Company’s Annual Report on Form 10‑K for the fiscal year ended February 29, 2024, Quarterly Reports on Form 10‑Q, Current Reports on Form 8‑K, the Proxy Statement and other filings made by the Company from time to time with the Securities and Exchange Commission. These filings, when available, are available on the investor relations section of the Company’s website (https://ir.accolade.com/) or on the SEC’s website (https://www.sec.gov). If any of these risks materialize or any of these assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know of or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The forward-looking statements included in this communication are made only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Employee Frequently Asked Questions
Frequently Asked Questions
Audience: All Employees
Question	Answer
Who is Transcarent?
Transcarent is a healthcare company founded by Glen Tullman (former CEO of Livongo, which was sold to Teladoc for $18.5B) that aims to transform the healthcare experience through a consumer-directed health and care platform. They offer employers and their employees a combination of software, technology, and healthcare services that includes digital and live guidance for nearly all major health decisions, virtual and in-person care, care at home, medications and prescriptions, surgery and centers of excellence, and comprehensive condition management programs. Their model emphasizes transparency in both quality and cost, allowing members to make more informed healthcare decisions. Their last funding round valued them at north of $2 billion and included some of the most renowned names in healthcare and technology investing.

Equally important, they are a company that shares Accolade’s mission and values related to improving healthcare for every person that we serve. That common mission and vision was a foundational element for why we chose to combine our two businesses. Both companies have always respected the other’s commitment to improving healthcare, and we are excited to do it together moving forward.

Why is Transcarent acquiring Accolade?
By bringing together Transcarent’s generative AI-powered WayFinding and comprehensive care experiences with Accolade’s advocacy, expert medical opinions, and primary care, we are delivering one place for health and care. The results: a better experience, higher quality care, and lower costs for health consumers, the companies that employ them, and payers who support them.

Key Messages
•
Transcarent’s vision to be the one place for health and care is being aggressively adopted by employers, who bear the brunt of the growing confusion, complexity and cost of healthcare. With the launch of WayFinding, Transcarent’s generative AI-powered Member experience, more employers have accelerated their transition from standalone point solutions to a single, integrated platform that provides a more personalized experience, increases utilization, and measurably reduces costs.

•
Accolade is a leader in advocacy, expert medical opinions, and primary care, which are essential to improving people’s access to high-quality care, and always the most important place to start. Transcarent’s comprehensive care experiences – Cancer Care, Surgery Care, Weight Health – along with Pharmacy Marketplace will be strengthened by these capabilities.

•
The combined offering will enhance Transcarent’s platform, delivering a more personalized and engaging health and care experience and an expansive and connected ecosystem of high-quality virtual point solutions and local sites of care, giving Members and employers more choice and flexibility.

What was the purchase price?	Transcarent will acquire Accolade for $7.03 per share in an all-cash transaction valued at approximately $621 million, including Accolade’s net debt.
What does signing mean? What does deal close mean?
“Signing” means Accolade and Transcarent have signed an agreement for Transcarent to acquire Accolade. The acquisition is not complete, or “closed,” until certain customary conditions are satisfied. Until that happens, Accolade and Transcarent remain two separate companies and it is business as usual. When closing does happen, Accolade leadership will let you know.

What approvals are needed for this deal to close?	Completion of the transaction is subject to customary closing conditions, including approval by Accolade’s shareholders and regulatory approval.
When will the deal close?
Completion of the transaction is subject to customary closing conditions. We expect the transaction will close in the second calendar quarter of 2025 and will update you when we have more information. Until closing, it is important that we continue to operate independently.

Why is this good for Accolade employees?
Transcarent is a company with a mission and set of values which are very similar to ours. Both organizations were founded to improve healthcare. Bringing these two companies together will enable us to have greater impact and deliver powerful results to our members. The combined organization will deliver enhanced value to our customers and an exceptional experience and high-quality care for members. We have a leadership team, board, and capital behind the combined organization that is highly invested in its success.

What role is Accolade’s leadership team expected to play in the new entity?	Transcarent CEO Glen Tullman will lead the newly combined organization as CEO and will be working through the organizational structure and additional leadership appointments.
Who will the Accolade team report to?
There are no plans for any widespread reporting changes in Accolade between now and the close. An integration planning team will determine post-close plans. Any changes to reporting relationships that may take place after close will be part of the integration planning and will be communicated when possible.

How will Accolade integrate into Transcarent?
Following closing of the acquisition, Transcarent plans to integrate the two companies using a thoughtful, phased approach. Both teams are committed to maintaining business continuity and service delivery to our members throughout the integration process. Representatives from both companies will participate in the integration planning.

Will the culture of Accolade change?
Although we are two separate companies with distinct cultures, we have similar DNA around being mission driven and ensuring our members live healthier lives. The values of the two companies are very aligned and our teams are confident that we will only be stronger together. As part of integration planning, we will look to utilize this shared mission to make for a stronger combined team after closing.

What can employees expect between the transaction announcement and closing?
Completion of the transaction is subject to customary closing conditions, including approval by Accolade’s shareholders and regulatory approval. We know many of you will have questions about what this means for you and your team and our goal is to provide you with answers, where and when possible. Of course, today’s announcement is just the first step and, importantly, if there are updates or other news to share, you will hear from Accolade leadership or the integration team. Looking ahead, it is business as usual at Accolade until the deal closes and it is critical that we all stay focused on our day-to-day responsibilities and serving our members.

What does this mean for me?
The deal is not closed and, until closing, Accolade and Transcarent will continue to operate independently and it is business as usual. Post-close, the Accolade and Transcarent team will continue to pursue our combined mission to improve healthcare in this country. We will keep you informed about what’s happening and what it means for you.

Do I have a job? Are they planning layoffs?
Nothing changes today, the deal has not closed and we are still separate companies; everyone has the same job today as you did yesterday. We understand team members will have questions about the future during this acquisition process. The team at Transcarent is excited about the possibilities of the two companies together and has placed significant value on the incredible contributions of our team members, as reflected in their decision to pay a substantial premium for the acquisition. As the integration progresses, leadership will be evaluating the strategic combination of our teams to maximize the strengths of both organizations, deliver even greater value to our members, and ensure the long-term success of the combined company. We are committed to being as transparent as possible and sharing information as soon as we have it.

Will there be changes in reporting relationships or job responsibilities when the deal closes?
As the deal has not closed, there are many details that still need to be worked out and nothing is changing today as a result of this announcement. Transcarent knows that Accolade has a talented team that delivers exceptional care for our members. An integration planning team will determine post-close plans, we’ll keep you informed about what’s happening and what it means for you.

Do I now work for Transcarent?	No. For now, it’s business as usual at Accolade. When the deal closes, Accolade will become a wholly-owned subsidiary of Transcarent.
What kinds of changes can we expect?	Integration planning will kick off shortly so we don’t have answers to many questions you may have at this time.
What happens to the Accolade stock I own?	Upon the closing of the merger, every share of Accolade common stock will be converted into $7.03 in cash

What happens to my vested options, RSUs or PSUs at closing?	Upon the closing of the merger, there are a few different scenarios.
	•	Any stock option with an exercise price below $7.03, will be converted into cash at the difference in price between the exercise price and $7.03 (less any applicable tax withholdings)
	•	Any vested RSU or PSU that has not been converted into stock will also be converted into $7.03 in cash
	•	Finally, any stock option with an exercise price above $7.03 and any unvested RSU or PSU will be cancelled without payment
•
Under the merger agreement, Transcarent has agreed to grant each continuing employee a retention option award to provide equity incentives intended to approximate the value of any unvested equity that is cancelled. More details about this will come later.

Will there be changes to compensation, benefits, equity, or company policies?
As the deal has not closed, there are many details that still need to be worked out and nothing is changing today. An integration planning team will determine post-close plans, including any potential changes to Accolade’s compensation, benefits, or company policies. We’ll keep you informed about what’s happening and what it means for you.

Can we engage with our Transcarent counterparts now?
No. We will continue to operate as two separate companies between now and the closing of the transaction. There are legal restrictions on communications during the transaction and you should not engage with Transcarent unless you are a member of the team working on the integration planning. The integration team will inform you when it is appropriate for you to begin engaging with your Transcarent counterparts.

At announcement, what information can we share with members, customers, partners, and others?
With this announcement, you may receive questions from members, customers, partners and others. Please use the messages below to address those questions.
a. We’re excited about this acquisition and what it means for you and all our members.
b. You can continue to count on us for the services you receive today. Nothing changes on that front.
c. When the deal closes, we’ll keep members, customers, and partners informed about what it means for them.
d. We do not anticipate any disruption in your service .
e. I can assure you that members remain the number one priority for Accolade.

What can I say if someone from the media or an industry analyst contacts me about the deal?	Consistent with company policy, should you receive any outreach from the media, please direct them to media@accolade.com for any inquiries.
Can I change my LinkedIn profile?	No. The deal has not closed, Transcarent and Accolade remain separate companies until deal closure.
Can I post something on social media?
If you’d like to post something about the deal, we’d suggest resharing our company post or sharing a link to the joint press release and not sharing any further information. Please do not link to or engage with any external content or media articles because your engagement may appear as endorsement of information or speculation that may not be true.

Can I tell my family and friends?
Yes. The acquisition announcement is public – please reference the press release but please do not share further information. Also, please remember to adhere to Accolade social media and confidentiality policies.

Where can I find additional information about Transcarent?	Check out Transcarent.com
Where can I get additional questions answered?
Employees can email questions to MoreInfo@accolade.com. Note: We will not be replying directly to these questions. Instead, all questions received at MoreInfo@accolade.com will be compiled and we will address questions in an updated FAQ document that will be published to the company in the coming weeks.

Additional Information and Where to Find It
This communication may be deemed to be solicitation material in respect of the proposed acquisition of Accolade, Inc. (the “Company”) by Transcarent, Inc. (“Parent”) pursuant to the Agreement and Plan of Merger, dated as of January 8, 2025, by and among the Company, Parent and Acorn Merger Sub, Inc. The Company intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) with respect to a special meeting of stockholders to be held in connection with the proposed transaction. After filing the definitive proxy statement (the “Proxy Statement”) with the SEC, the Company will mail the Proxy Statement and a proxy card to each stockholder entitled to vote at the special meeting to consider the proposed transaction. The Proxy Statement will contain important information about the proposed transaction and related matters.  Before making any voting or investment decision, investors and security holders of the Company are urged to carefully read the entire Proxy Statement (including any amendments or supplements thereto) and any other documents relating the proposed transaction that the Company will file with the SEC or incorporated by reference when they become available because such documents will contain important information regarding the proposed transaction.
Investors and security holders of the Company may obtain a free copy of the preliminary and definitive versions of the proxy statement once filed, as well as other relevant filings containing information about the Company and the proposed transaction, including materials that are incorporated by reference into the Proxy Statement, without charge, at the SEC’s website (http://www.sec.gov) or from the Company by going to the Company’s Investor Relations page on its website (https://ir.accolade.com/) and clicking on the link titled “SEC Filings”.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the interests of the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the Company’s annual report on Form 10-K filed with the SEC on April 26, 2024, and the Company’s proxy statement on Schedule 14A filed with the SEC on June 21, 2024 (the “Annual Meeting Proxy Statement”).  Please refer to the sections captioned “Security Ownership of Certain Beneficial Owners and Management,” “Director Compensation,” and “Executive Compensation” in the Annual Meeting Proxy Statement. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the Annual Meeting Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the proposed transaction, by security holdings or otherwise, will be contained in the Proxy Statement.  Copies of these documents may be obtained, free of charge, from the SEC or the Company as described in the preceding paragraph.

Notice Regarding Forward-Looking Statements
This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “may,” “will,” “intend,” “maintain,” “might,” “likely,” “potential,” “predict,” “target,” “should,” “would,” “could” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the benefits of and timeline for closing the proposed transaction with Parent. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Company management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction, result in the imposition of conditions that could reduce the anticipated benefits of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction; the possibility that the Company’s stockholders may not approve the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to the anticipated benefits of the proposed transaction or other commercial opportunities not being fully realized or taking longer to realize than expected; the competitive ability and position of the combined company; risks related to uncertainty surrounding the proposed transaction and disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of the Company; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; the risk that either business may be adversely affected by other economic, business and/or competitive factors; the risk that restrictions during the pendency of the proposed transaction may impact either company’s ability to pursue certain business opportunities or strategic transactions; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally; and risk related to general market, political, economic and business conditions.

Further information on factors that could cause actual results to differ materially from the results anticipated by the forward-looking statements is included in the Company’s Annual Report on Form 10‑K for the fiscal year ended February 29, 2024, Quarterly Reports on Form 10‑Q, Current Reports on Form 8‑K, the Proxy Statement and other filings made by the Company from time to time with the Securities and Exchange Commission. These filings, when available, are available on the investor relations section of the Company’s website (https://ir.accolade.com/) or on the SEC’s website (https://www.sec.gov). If any of these risks materialize or any of these assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know of or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The forward-looking statements included in this communication are made only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Employer Consultant Communication

Today is an incredibly exciting milestone in Accolade’s journey. I am thrilled to announce that Accolade has entered into a definitive agreement to merge with Transcarent, creating a transformative, mission driven organization built to help every person live their healthiest life.

By bringing together Transcarent’s generative AI-powered WayFinding and comprehensive care experiences with Accolade’ advocacy, expert medical opinions, and advanced primary care, we are delivering one place for health and care. The results: a better experience, higher quality care, and lower costs for health consumers, the companies that employ them, and payers who support them.

By combining our offerings, we are delivering a more personalized and engaging health and care experience and are well positioned to innovate and deliver more value for customers.

Changing healthcare requires the combined efforts of employers, consultants, and innovative partners. Today, we have chosen a new and talented set of teammates to bring more value to you.  While we work through the finalization process, nothing will change in terms of your current discussions with Accolade.  Moving forward, you will benefit from even more innovation, expertise and modern technology to help your members navigate their healthcare journeys.

We are excited and inspired for the future.  If you have questions, please contact your Accolade representative or any member of the Executive Leadership team.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Accolade, Inc. (the “Company”) by Transcarent, Inc. (“Parent”) pursuant to the Agreement and Plan of Merger, dated as of January 8, 2025, by and among the Company, Parent and Acorn Merger Sub, Inc. The Company intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) with respect to a special meeting of stockholders to be held in connection with the proposed transaction. After filing the definitive proxy statement (the “Proxy Statement”) with the SEC, the Company will mail the Proxy Statement and a proxy card to each stockholder entitled to vote at the special meeting to consider the proposed transaction. The Proxy Statement will contain important information about the proposed transaction and related matters.  Before making any voting or investment decision, investors and security holders of the Company are urged to carefully read the entire Proxy Statement (including any amendments or supplements thereto) and any other documents relating the proposed transaction that the Company will file with the SEC or incorporated by reference when they become available because such documents will contain important information regarding the proposed transaction.

Investors and security holders of the Company may obtain a free copy of the preliminary and definitive versions of the proxy statement once filed, as well as other relevant filings containing information about the Company and the proposed transaction, including materials that are incorporated by reference into the Proxy Statement, without charge, at the SEC’s website (http://www.sec.gov) or from the Company by going to the Company’s Investor Relations page on its website (https://ir.accolade.com/) and clicking on the link titled “SEC Filings”.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the interests of the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the Company’s annual report on Form 10-K filed with the SEC on April 26, 2024, and the Company’s proxy statement on Schedule 14A filed with the SEC on June 21, 2024 (the “Annual Meeting Proxy Statement”).  Please refer to the sections captioned “Security Ownership of Certain Beneficial Owners and Management,” “Director Compensation,” and “Executive Compensation” in the Annual Meeting Proxy Statement. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the Annual Meeting Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the proposed transaction, by security holdings or otherwise, will be contained in the Proxy Statement.  Copies of these documents may be obtained, free of charge, from the SEC or the Company as described in the preceding paragraph.

Notice Regarding Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “may,” “will,” “intend,” “maintain,” “might,” “likely,” “potential,” “predict,” “target,” “should,” “would,” “could” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the benefits of and timeline for closing the proposed transaction with Parent. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Company management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction, result in the imposition of conditions that could reduce the anticipated benefits of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction; the possibility that the Company’s stockholders may not approve the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to the anticipated benefits of the proposed transaction or other commercial opportunities not being fully realized or taking longer to realize than expected; the competitive ability and position of the combined company; risks related to uncertainty surrounding the proposed transaction and disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of the Company; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; the risk that either business may be adversely affected by other economic, business and/or competitive factors; the risk that restrictions during the pendency of the proposed transaction may impact either company’s ability to pursue certain business opportunities or strategic transactions; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally; and risk related to general market, political, economic and business conditions.

Further information on factors that could cause actual results to differ materially from the results anticipated by the forward-looking statements is included in the Company’s Annual Report on Form 10‑K for the fiscal year ended February 29, 2024, Quarterly Reports on Form 10‑Q, Current Reports on Form 8‑K, the Proxy Statement and other filings made by the Company from time to time with the Securities and Exchange Commission. These filings, when available, are available on the investor relations section of the Company’s website (https://ir.accolade.com/) or on the SEC’s website (https://www.sec.gov). If any of these risks materialize or any of these assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know of or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The forward-looking statements included in this communication are made only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Customers Communication – Direct Advocacy

We are excited to share with you that today, Accolade entered into an agreement to merge with Transcarent—creating a transformative, mission driven organization intent on making it easy for people to access high-quality, affordable health and care so they can live their healthiest life.  We are confident that this is in the best interests of our customers and their members.

By bringing together Transcarent’s generative AI-powered WayFinding and comprehensive care experiences with Accolade’s advocacy, expert medical opinions, and advanced primary care, we are delivering one place for health and care. The results: a better experience, higher quality care, and lower costs for health consumers, the companies that employ them, and payers who support them.

Our commitment to our customers and their members has always been paramount to Accolade. Transcarent shares this pledge and as a combined company, we will be well positioned to deliver a more personalized and engaging health and care experience, providing even more value to you, our customers.

Your members will continue to receive the exceptional experience they are receiving from Accolade and will soon have access to additional services made possible by coming together.  Focused on delivering a better care experience for your members, we are excited about the value we will deliver as a combined organization.

This announcement is just the first step in what is a very exciting development for Accolade. The agreement is pending regulatory approvals and meeting closing conditions. There are still details that need to be worked out over the coming months and we will keep you informed along the way.

Until it closes, we will continue to operate as separate companies, and we remain focused on our responsibility to you, your employees and the services we provide.

Following the close, we will work diligently to ensure that this transition is seamless for you and your employees.

If you have any questions, please feel free to reach out to your Customer Success Team or any member of our Executive Leadership Team. Thank you again for being a trusted Accolade partner.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Accolade, Inc. (the “Company”) by Transcarent, Inc. (“Parent”) pursuant to the Agreement and Plan of Merger, dated as of January 8, 2025, by and among the Company, Parent and Acorn Merger Sub, Inc. The Company intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) with respect to a special meeting of stockholders to be held in connection with the proposed transaction. After filing the definitive proxy statement (the “Proxy Statement”) with the SEC, the Company will mail the Proxy Statement and a proxy card to each stockholder entitled to vote at the special meeting to consider the proposed transaction. The Proxy Statement will contain important information about the proposed transaction and related matters.  Before making any voting or investment decision, investors and security holders of the Company are urged to carefully read the entire Proxy Statement (including any amendments or supplements thereto) and any other documents relating the proposed transaction that the Company will file with the SEC or incorporated by reference when they become available because such documents will contain important information regarding the proposed transaction.

Investors and security holders of the Company may obtain a free copy of the preliminary and definitive versions of the proxy statement once filed, as well as other relevant filings containing information about the Company and the proposed transaction, including materials that are incorporated by reference into the Proxy Statement, without charge, at the SEC’s website (http://www.sec.gov) or from the Company by going to the Company’s Investor Relations page on its website (https://ir.accolade.com/) and clicking on the link titled “SEC Filings”.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the interests of the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the Company’s annual report on Form 10-K filed with the SEC on April 26, 2024, and the Company’s proxy statement on Schedule 14A filed with the SEC on June 21, 2024 (the “Annual Meeting Proxy Statement”).  Please refer to the sections captioned “Security Ownership of Certain Beneficial Owners and Management,” “Director Compensation,” and “Executive Compensation” in the Annual Meeting Proxy Statement. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the Annual Meeting Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the proposed transaction, by security holdings or otherwise, will be contained in the Proxy Statement.  Copies of these documents may be obtained, free of charge, from the SEC or the Company as described in the preceding paragraph.

Notice Regarding Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “may,” “will,” “intend,” “maintain,” “might,” “likely,” “potential,” “predict,” “target,” “should,” “would,” “could” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the benefits of and timeline for closing the proposed transaction with Parent. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Company management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction, result in the imposition of conditions that could reduce the anticipated benefits of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction; the possibility that the Company’s stockholders may not approve the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to the anticipated benefits of the proposed transaction or other commercial opportunities not being fully realized or taking longer to realize than expected; the competitive ability and position of the combined company; risks related to uncertainty surrounding the proposed transaction and disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of the Company; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; the risk that either business may be adversely affected by other economic, business and/or competitive factors; the risk that restrictions during the pendency of the proposed transaction may impact either company’s ability to pursue certain business opportunities or strategic transactions; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally; and risk related to general market, political, economic and business conditions.

Further information on factors that could cause actual results to differ materially from the results anticipated by the forward-looking statements is included in the Company’s Annual Report on Form 10‑K for the fiscal year ended February 29, 2024, Quarterly Reports on Form 10‑Q, Current Reports on Form 8‑K, the Proxy Statement and other filings made by the Company from time to time with the Securities and Exchange Commission. These filings, when available, are available on the investor relations section of the Company’s website (https://ir.accolade.com/) or on the SEC’s website (https://www.sec.gov). If any of these risks materialize or any of these assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know of or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The forward-looking statements included in this communication are made only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Health Plan Partners Communication

Voice Mail:

You may have seen a press release this morning about a merger between Accolade and Transcarent.  We value our partnership, and I am calling to discuss this exciting news.  We are confident that this is in the best interests of you and the customers and members we collectively serve. Please give me a call back or send me an email with some times you are free today to connect. Thank you. I can be reached at {your phone number}.

Email/Live Conversation Script:

We are excited to share with you that today, Accolade entered into an agreement to merge with Transcarent—creating a transformative, mission driven organization to make it easy for people to access high-quality, affordable health and care and live their healthiest life. We are confident that this is in the best interests of you and the customers and members we collectively serve.

By bringing together Transcarent’s generative AI-powered WayFinding and comprehensive care experiences with Accolade’s advocacy, expert medical opinions, and advanced primary care, we are delivering one place for health and care. The results: a better experience, higher quality care, and lower costs for health consumers, the companies that employ them, and payers who support them.

Our commitment to our partnership and the clients and members we serve together has always been paramount to Accolade. Transcarent shares this pledge and as a combined company, we will preserve this commitment and strive to create more value.

You will have access to an innovative technology platform with microservices that are open and scalable. You will continue to have flexibility to leverage the capabilities you need to drive member engagement and satisfaction, reduce costs and grow membership. Accolade’s market-leading Expert Medical Opinion services will continue to be available to you, your customers and members achieving clinical value and cost savings. Together, we know we can accomplish more to reduce medical cost, improve health outcomes and the member experience.

By combining our two businesses, we will be well positioned to deliver a more personalized and engaging health and care experience, providing even more value to health plans including:

Enhanced Solutions
•	Two technology and healthcare leaders combining to drive innovation
•	Comprehensive healthcare capabilities health plans can leverage on their platform or ours
•	Better data integration and insights
•	Enhanced ability to manage and reduce healthcare costs
•	More robust reporting, analytics and data sharing

Improved Outcomes
•	Better member engagement and health outcomes
•	Reduced healthcare costs with integrated access to your choice of services and capabilities including expert medical opinion, virtual primary care, advocacy and centers of excellence
•	Improved Net Promoter Score and member experience
•	Better data-driven insights for driving member engagement and decision-making
•	More comprehensive population health management (our technology, your people)

Operational Benefits
•	Enhanced Capabilities as a Service support infrastructure
•	More robust technology platform
•	‘Plug-in’ capabilities

To improve healthcare in this country, it requires the combined effort of health plans, employers, consultants and innovative partners.  We are excited about the value we will create for you, your customers and members as a combined organization.

In partnership with you, we will continue to provide transformative capabilities that help you reduce medical costs, improve outcomes and empower members to get the right care with the right doctor and live their healthiest lives.

This announcement is just the first step in what is a very exciting development for Accolade. The agreement is pending regulatory approvals and meeting closing conditions. Until it closes, we will continue to operate as separate companies, and we are focused on our responsibility to our partnership and the customers and members we serve.

Following the close, we will work together diligently to ensure that this transition is seamless for you and the customers and members we serve together.

If you have any questions, please feel free to reach out to your Partnership Success Team or any member of our Executive Leadership Team. Thank you again for being a trusted Accolade partner.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Accolade, Inc. (the “Company”) by Transcarent, Inc. (“Parent”) pursuant to the Agreement and Plan of Merger, dated as of January 8, 2025, by and among the Company, Parent and Acorn Merger Sub, Inc. The Company intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) with respect to a special meeting of stockholders to be held in connection with the proposed transaction. After filing the definitive proxy statement (the “Proxy Statement”) with the SEC, the Company will mail the Proxy Statement and a proxy card to each stockholder entitled to vote at the special meeting to consider the proposed transaction. The Proxy Statement will contain important information about the proposed transaction and related matters.  Before making any voting or investment decision, investors and security holders of the Company are urged to carefully read the entire Proxy Statement (including any amendments or supplements thereto) and any other documents relating the proposed transaction that the Company will file with the SEC or incorporated by reference when they become available because such documents will contain important information regarding the proposed transaction.

Investors and security holders of the Company may obtain a free copy of the preliminary and definitive versions of the proxy statement once filed, as well as other relevant filings containing information about the Company and the proposed transaction, including materials that are incorporated by reference into the Proxy Statement, without charge, at the SEC’s website (http://www.sec.gov) or from the Company by going to the Company’s Investor Relations page on its website (https://ir.accolade.com/) and clicking on the link titled “SEC Filings”.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the interests of the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the Company’s annual report on Form 10-K filed with the SEC on April 26, 2024, and the Company’s proxy statement on Schedule 14A filed with the SEC on June 21, 2024 (the “Annual Meeting Proxy Statement”).  Please refer to the sections captioned “Security Ownership of Certain Beneficial Owners and Management,” “Director Compensation,” and “Executive Compensation” in the Annual Meeting Proxy Statement. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the Annual Meeting Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the proposed transaction, by security holdings or otherwise, will be contained in the Proxy Statement.  Copies of these documents may be obtained, free of charge, from the SEC or the Company as described in the preceding paragraph.

Notice Regarding Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “may,” “will,” “intend,” “maintain,” “might,” “likely,” “potential,” “predict,” “target,” “should,” “would,” “could” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the benefits of and timeline for closing the proposed transaction with Parent. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Company management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction, result in the imposition of conditions that could reduce the anticipated benefits of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction; the possibility that the Company’s stockholders may not approve the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to the anticipated benefits of the proposed transaction or other commercial opportunities not being fully realized or taking longer to realize than expected; the competitive ability and position of the combined company; risks related to uncertainty surrounding the proposed transaction and disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of the Company; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; the risk that either business may be adversely affected by other economic, business and/or competitive factors; the risk that restrictions during the pendency of the proposed transaction may impact either company’s ability to pursue certain business opportunities or strategic transactions; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally; and risk related to general market, political, economic and business conditions.

Further information on factors that could cause actual results to differ materially from the results anticipated by the forward-looking statements is included in the Company’s Annual Report on Form 10‑K for the fiscal year ended February 29, 2024, Quarterly Reports on Form 10‑Q, Current Reports on Form 8‑K, the Proxy Statement and other filings made by the Company from time to time with the Securities and Exchange Commission. These filings, when available, are available on the investor relations section of the Company’s website (https://ir.accolade.com/) or on the SEC’s website (https://www.sec.gov). If any of these risks materialize or any of these assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know of or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The forward-looking statements included in this communication are made only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.